Exhibit 4.1


                         CARD ACQUISITION FUNDING LLC,

                                      and

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION


                   ----------------------------------------


                                FIRST AMENDMENT

                           Dated as of July 9, 2003

                                      to

                        RECEIVABLES PURCHASE AGREEMENT

                         Dated as of February 5, 2002

                 --------------------------------------------


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     FIRST AMENDMENT, dated as of July 9, 2003 (the "First Amendment"), to the
RECEIVABLES PURCHASE AGREEMENT (the "Agreement"), dated as of February 5,
2002, by and between CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, a banking corporation organized and existing under the laws of the United States (together with its permitted successors and assigns ("Chase USA")), and CARD ACQUISITION FUNDING LLC, a Delaware limited liability company (together with its permitted successors and assigns (the "Purchaser")).

     WHEREAS, Section 9.01 of the Agreement provides that the Purchaser and Chase USA may amend the Agreement from time to time;

     WHEREAS, the Purchaser and Chase USA desire to amend the Agreement as set forth below; and

     WHEREAS, all conditions precedent to the execution of the First Amendment have been complied with;

     NOW, THEREFORE, the Purchaser and Chase USA are executing and delivering the First Amendment in order to amend the Agreement in the manner set forth below.

     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Amended and Restated Pooling and Servicing Agreement, dated as of June 1, 1993 and amended and restated as of February 5, 2002 (as amended and supplemented through the date hereof, the "Pooling and Servicing Agreement"), by and among the Purchaser, as Transferor, Chase USA, as Servicer, and The Bank of New York, as Trustee.

SECTION 1. Amendment to SECTION 1.01. (a) SECTION 1.01 of the Agreement shall be amended to delete the definition therein of "Recoveries" and replace it with the following definition of "Recoveries":

          "'Recoveries' shall mean with respect to any Monthly Period the greater of

               (a)  the lesser of

                    (i) all amounts recorded as recoveries during such Monthly
               Period by the Servicer with respect to Receivables which have previously become Defaulted Receivables and

                    (ii) the excess, if any of (1) all amounts recorded as
               recoveries on the Bank Portfolio by the Servicer during such Monthly Period and (2) the amount classified as "Recoveries" pursuant to the Third Amended and Restated Pooling and Servicing Agreement, dated as of March 31, 2001 by and among Chase Manhattan Bank USA, National Association, as Transferor, JPMorgan Chase Bank, as Servicer, and The Bank of New York, as Trustee, as the same has been and may hereafter be amended, modified or otherwise supplemented from time to time, and

               (b) the product of (i) all amounts recorded as recoveries on the Bank Portfolio by the Servicer during such Monthly Period and
          (ii) a fraction, the numerator which shall be the Defaulted Receivables for such Monthly Period and the denominator of which shall be the aggregate amount of Principal Receivables in the Bank Portfolio which were charged off by the Servicer as uncollectible for such Monthly Period."

SECTION 2. No Waiver. The execution and delivery of the First Amendment shall not constitute a waiver of a past default under the Agreement or impair any right consequent thereon.

SECTION 3. Agreement in Full Force and Effect as Amended. Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement as amended by the First Amendment. The First Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by the First Amendment, as though the terms and obligations of the Agreement were set forth herein.

SECTION 4. Counterparts. The First Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

SECTION 5. GOVERNING LAW. THE FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6. Effective Date. The First Amendment shall become effective as of the first day of June 2003.

     IN WITNESS WHEREOF, the Purchaser and Chase USA have caused the First Amendment to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first above written.


                                       CARD ACQUISITION FUNDING LLC


                                       By: /s/ Patricia Garvey
                                          --------------------------------
                                             Name:  Patricia Garvey
                                             Title: Vice President

                                       CHASE MANHATTAN BANK USA,
                                       NATIONAL ASSOCIATION


                                       By:  /s/ Keith Schuck
                                          --------------------------------
                                             Name:  Keith Schuck
                                             Title: Senior Vice President